SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12




                              TII Industries, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                              TII INDUSTRIES, INC.

                                1385 Akron Street
                            Copiague, New York 11726
                               ------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 20, 1999
                               ------------------

To the Stockholders of
TII Industries, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, on Tuesday, April 20, 1999 at 10:30 a.m., New York time, at which the following matters are to be presented for consideration:

         1. A proposal to approve the Stock Purchase Agreement dated as of December 31, 1998 between the Company and Alfred J. Roach pursuant to which the Company proposes to acquire all of the issued and outstanding capital stock of PRC Leasing, Inc. in exchange for 1,176,213 shares of the Company's Common Stock; and

         2. Such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on March 8, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, 1385 Akron Street, Copiague, New York.

                                             By Order of the Board of Directors,


                                                            Dorothy Roach,
                                                              Secretary
March 16, 1999


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NEEDED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                              TII INDUSTRIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726
                              --------------------

                                 PROXY STATEMENT
                       For Special Meeting of Stockholders
                          To be Held on April 20, 1999
                            ------------------------


         This Proxy Statement, to be mailed to stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), on or about March 16, 1999, is furnished in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form ("Proxy" or "Proxies") to be used at a Special Meeting of Stockholders of the Company to be held on Tuesday, April 20, 1999 at 10:30 a.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York.


         The close of business on March 8, 1999 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 8,375,132 shares of the Company's Common Stock ("Common Stock"). The presence of a majority of all such shares at the Meeting, in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be voted on at the Meeting. The Meeting has been called to consider a proposal to approve the Stock Purchase Agreement dated as of December 31, 1998 between the Company and Alfred J. Roach pursuant to which the Company proposes to acquire all of the issued and outstanding capital stock of PRC
Leasing, Inc. in exchange for 1,176,213 shares of the Company's Common Stock (the "Proposal"). Under the Company's Bylaws, business that may be transacted at any special meeting of stockholders is limited to the purposes set forth in the Notice of Meeting. Therefore, except for motions related thereto, including any motion to adjourn the Meeting, only the Proposal will be considered at the Meeting.

         Proxies properly executed and received in time for the Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification, in favor of the Proposal. The Board of Directors does not intend to bring before the Meeting any matters or motions other than those described above. If any other matters, including motions, come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum. Abstentions are considered shares entitled to vote at the Meeting, while shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter. Therefore, abstentions will effectively be votes against the Proposal, while broker non-votes will have no effect on the outcome of the vote on the Proposal. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by a written notice of revocation to Dorothy Roach, Secretary of the Company, 1385 Akron Street, Copiague, New York 11726, by submitting a duly executed proxy bearing a later date at the foregoing address or at the Meeting, or by voting in person at the Meeting.

                          SECURITY HOLDINGS OF CERTAIN
                           STOCKHOLDERS AND MANAGEMENT


         The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company at the end of the Company's fiscal year ended June 26, 1998, and (iv) all executive officers and directors of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.



                                                           Percent
                                       Shares                 of
Beneficial Owner                       Owned              Class (1)
----------------                       -----              ---------

Alfred J. Roach                         751,600 (2)             8.9%
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Dorothy Roach                            51,744 (3)             *
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Timothy J. Roach                        511,013 (4)             6.1%
1385 Akron Street
Copiague, NY 11726

George S. Katsarakes                     20,000                 *

C. Bruce Barksdale                        7,998 (5)             *

James R. Grover, Jr.                     83,600 (6)             1.0%

Joseph C. Hogan                          89,330 (7)             1.1%

William G. Sharwell                      90,000 (8)             1.1%


Dare P. Johnston                            0 (9)               *

James A. Roach                           18,488 (10)            *

All executive officers and            1,628,773 (11)           18.8%
directors as a group
(12 persons)
----------------


(1) Asterisk indicates that the percentage is less than one percent. Percent of Class assumes the issuance of the Common Stock issuable upon the exercise of options (to the extent exercisable on or within 60 days after the Record Date) held by such persons but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(2) Includes 40,360 shares subject to options held under the Company's Stock Option Plans. Excludes the shares owned by Mr. Roach's wife, Dorothy Roach, reflected below in this table, as to which shares Mr. Roach disclaims beneficial ownership.

(3) Excludes the shares owned by Mrs. Roach's husband, Alfred J. Roach, reflected above in this table, as to which shares Mrs. Roach disclaims beneficial ownership.

(4) Includes 968 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership).

(5)      Includes 78 shares owned by Mr. Barksdale's children.

(6) Includes 80,000 shares subject to options held under the Company's Stock Option Plans.

(7) Includes 89,250 shares subject to options held under the Company's Stock Option Plans.

(8) Includes 89,400 shares subject to options held under the Company's Stock Option Plans.


(9)      Ceased being an employee of the Company on March 1, 1999.

(10) Includes 1,000 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership).

(11)     Includes 299,010 shares subject to options.

                  PROPOSAL TO APPROVE STOCK PURCHASE AGREEMENT
                     BETWEEN THE COMPANY AND ALFRED J. ROACH

General


         Since fiscal 1982, the Company has leased equipment from PRC Leasing, Inc. ("PRC"), a corporation wholly-owned by Alfred J. Roach, Chairman of the Board of Directors and a director of the Company who, inclusive of shares owned by his wife, may be deemed to presently be the beneficial owner (as determined under Section 13(d)(3) of the Securities Exchange Act of 1934) of 9.5% of the Company's Common Stock (see "Security Holdings of Certain Holders and Management"). The only activity of PRC is leasing equipment to the Company. On July 18, 1991, as an inducement to the Company's then bank lenders to restructure the Company's long-term bank loan, among other things, the Company acquired certain equipment from PRC and replaced its then existing leases with PRC with a new lease with PRC. The equipment lease (as subsequently amended, the "Equipment Lease") has a term expiring July 17, 1999 (subject to an automatic extension until July 17, 2001, unless terminated by either party upon at least ninety days written notice prior to the beginning of the next scheduled renewal period) and provides for rentals at the rate of $200,000 per year. The Company believes that the rentals charged by PRC are comparable to the rentals that would have been charged by unrelated leasing companies for similar equipment.

         In November 1998, the Company determined that, since it would require the equipment then subject to the Equipment Lease (the "Equipment") for a long-term, instead of continuing to lease the Equipment, it would be in the Company's best interests to purchase the Equipment. Accordingly, the Company commissioned an appraisal of the Equipment from a certified appraiser, who calculated the fair market value of the Equipment to be $2,205,400.

         As a result, the Company entered into a Stock Purchase Agreement, dated as of December 31, 1998, with Alfred J. Roach ("Agreement") to acquire all of the outstanding shares of capital stock of PRC in exchange for the issuance by the Company of an aggregate of 1,176,213 shares of the Company's Common Stock (the "Shares"), being equal to the $2,205,400 appraised value of the Equipment divided by the $1.875 closing price of the Company's Common Stock on December 31, 1998 on The Nasdaq Stock Market's National Market.


         The Company's entering into the Agreement was unanimously authorized by both the Audit Committee of the Board of Directors and the full Board. Completion of the transactions is subject to, among other things, the approval by the Company's stockholders.

The Agreement


         The following is a brief summary of certain provisions of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as an Annex to this Proxy Statement and is incorporated herein by reference. Capitalized terms used and not defined below have the meanings given to them in the Agreement.

         If the Agreement is approved and the other conditions to completion of the transactions contemplated by the Agreement are satisfied, it is currently anticipated that the sale of PRC to the Company will be completed as soon as practicable following the Meeting.

Conditions to Closing

         In addition to obtaining the stockholder vote being requested in this Proxy Statement, it is a condition to the obligations of the Company (unless waived by the Company) that, at the time of the closing, the representations and warranties of Mr. Roach made in the Agreement continue to be true and correct in all material respects; that Mr. Roach shall have performed all obligations required to be performed by him; that the Equipment shall not have been adversely affected in any material way, including, without limitation, as a result of any fire, accident or other casualty, whether insured against or not; that no preliminary or permanent injunction or other order that prevents the consummation of the transactions contemplated by the Agreement shall be in effect nor shall any lawsuit have been brought therefor; that all documents required to be delivered by Mr. Roach shall have been delivered; and that all requisite consents and approvals that the Company reasonably deems necessary shall have been obtained.


         In addition to obtaining the stockholder vote being requested in this Proxy Statement, it is a condition to the obligations of Mr. Roach (unless waived by Mr. Roach) that, at the time of the closing, the representations and warranties of the Company made in the Agreement continue to be true and correct in all material respects; that the Company shall have performed all obligations required to be performed by it; that there shall be no adverse change in the condition (financial or otherwise), properties, assets or prospects of the Company and its subsidiaries taken as a whole; that no preliminary or permanent injunction or other order that prevents the consummation of the transactions contemplated by the Agreement shall be in effect nor shall any lawsuit have been brought therefor; and that all documents required to be delivered by the Company shall have been delivered by the Company.


Representations and Warranties

         Mr. Roach and the Company have made certain representations and warranties in the Agreement to induce the other to enter into the Agreement and consummate the transactions contemplated by the Agreement.


         The representations of the Company relate to, among other things, its organization; good standing; power and authority to enter into the Agreement and perform the obligations to be performed by it under the Agreement; the binding effect of the Agreement on it; required third party consents; the absence of conflicts with corporate documents, agreements and laws applicable to the Company; that the Company has not incurred any liability for finders', brokerage or agents' fees or commissions in connection with the Agreement; its compliance with the rules of, and accuracy of the filings with, the Securities and Exchange Commission; and as to its financial statements.


         The representations of Mr. Roach relate to, among other things, the organization, good standing and capitalization of PRC; Mr. Roach's power and authority to enter into the Agreement and perform the obligations to be performed by him under the Agreement; the binding effect of the Agreement on him; and the absence of conflicts with documents, agreements and laws applicable to Mr. Roach and PRC; required third party consents; PRC's title to the Equipment; that neither Mr. Roach nor PRC has incurred any liability for finders', brokers' or agents' fees or commissions in connection with the Agreement; as to the financial statements of PRC for the year ended December 31, 1998 and the interim financial statements to be delivered to the Company with respect to

1999; the completeness of PRC's books and records; the absence of undisclosed liabilities and certain events, including a covenant that PRC will not conduct any business other than leasing the Equipment to the Company pursuant to the Equipment Lease; the absence of litigation against PRC and its assets; that PRC has paid all taxes applicable to it; and that PRC is in compliance in all material respects with all applicable laws, rules and regulations.

Indemnification


         Mr. Roach has agreed to indemnify and hold the Company harmless from any liabilities or obligations of PRC other than those reflected on financial statements of PRC or otherwise disclosed in the Agreement and with respect to any material breach of any representation or warranty or other agreement made by him in the Agreement. The Company has agreed to indemnify and hold Mr. Roach harmless from liabilities and obligations of PRC reflected on PRC's financial statements or otherwise disclosed to the Company in the Agreement, with respect to PRC's business subsequent to the closing and with respect to any material breach of any representation, warranty or other agreement made by the Company in the Agreement.


Registration Rights

         The Company has agreed to register the Shares, on up to three occasions, subject to certain limitations, under the Securities Act of 1933, as amended (the "Securities Act"), in order to permit the offer and sale from time to time of the Shares covered by the applicable registration statement by the holders thereof while the registration statement is in effect and current. The registration rights afforded cease as to any of the Shares upon their sale pursuant to a registration statement or Rule 144 under the Securities Act ("Rule 144") or at such time as they may, in the opinion of counsel to the Company, be sold by the holder thereof under Rule 144 without regard to the volume or other limitations of Rule 144. The Company has agreed to bear all expenses incurred in connection with the registration of the Shares, including the fees and expenses of the Company's counsel and accountants, expenses in connection with the preparation and filing of the registration statement and registration or qualification of the Shares under applicable state securities laws, and the fees and disbursements of one counsel selected by the holders of a majority of the Shares to review the registration statement. The holders are to bear all selling discounts, commissions and brokerage commissions. The Company has agreed to indemnify and hold harmless each holder of Shares against liabilities to which such holder may become subject by reason of any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, in a registration statement, except in certain cases, including if the liability arises out of, or is based upon and made in reliance and conformity with, information provided by the holder specifically for use in connection with the registration statement, in which case, the applicable holder is to so indemnify and hold harmless the Company.

Reasons for Seeking Stockholder Approval


         The Shares will represent, based upon the number of shares of Common Stock outstanding on the Record Date, approximately 12.3% of the Company's outstanding Common Stock after giving effect to the issuance of the Shares. Mr. Roach currently owns approximately 8.5% of the Company's outstanding Common Stock on the Record Date and, including the portion of options to purchase Common Stock exercisable within 60 days after the Record Date and shares owned by his wife, may be deemed to beneficially own approximately 9.5% of the Company's Common Stock. If the Agreement is approved, and the transactions contemplated by the Agreement are consummated, Mr. Roach would own approximately 19.8% of the Company's outstanding Common Stock and, including such portion of options and shares owned by his wife, may be deemed to beneficially own 20.6% of the Company's Common Stock (assuming no other shares of Common Stock were issued by the Company after the Record Date).

         The rules of the Nasdaq Stock Market require the Company to obtain stockholder approval of the Stock Purchase Agreement since Mr. Roach is an officer, director, officer and has a greater than 5% interest in PRC and the transaction involves the issuance by the Company of 5% or more of its Common Stock. If the Agreement is not approved by stockholders, or the other conditions to closing are not fulfilled or waived, the Stock Purchase Agreement will not be consummated and the Equipment Lease is expected to remain in full force and effect (see "--Effect on the Equipment Lease").


Effect on the Equipment Lease

         The Agreement provides that the Equipment Lease is to remain in full force and effect, except that no rental payments need by made for periods after December 31, 1998 unless the stockholder approval is not obtained. If stockholders do not approve the Agreement, the Company is to pay all rental and other payments it would otherwise have been required to make in a lump sum no later than 10 days after the earlier of (i) the date stockholders shall have voted against such approval, (ii) the Company shall have abandoned any attempt to obtain stockholder approval or (iii) June 30, 2000.

Required Vote

         The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the Proposal is required to approve the Proposal. The Board of Directors recommends a vote FOR approval of the Proposal.


                                  MISCELLANEOUS

Stockholder Proposals

         From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders must be received by July 9, 1999. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726. As to any proposals intended to be presented by a stockholder, without inclusion in the Management's proxy statement and form of proxy for the Company's next Annual Meeting, the proxies named in the Management's form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 22, 1999. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Solicitation of Proxies

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview. The Company has retained W.F. Doring & Co., Inc., 150 Bay Street, Jersey City, New Jersey 07302 to aid in the solicitation of Proxies. For its services, W.F. Doring & Co., Inc. will receive a fee of $2,500 plus reimbursement for certain out-of-pocket expenses.


                                            By Order of the Board of Directors,



                                                     Dorothy Roach,
                                                     Secretary
March 16, 1999

                                                                           ANNEX

                            STOCK PURCHASE AGREEMENT



         AGREEMENT made as of the 31st day of December, 1998, by and among TII INDUSTRIES, INC., a Delaware corporation having an office at 1385 Akron Street, Copiague, New York 11726 ("Buyer") and ALFRED J. ROACH, residing at Route 2, Kennedy Avenue, Guaynabo, Puerto Rico 00657 ("Seller").

                              W I T N E S S E T H:

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the issued and outstanding shares of capital stock (the"PRC Shares") of PRC Leasing, Inc. ("PRC"), upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and upon the terms and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

         1.       PURCHASE AND SALE OF THE PRC SHARES.

         1.1. Purchase and Sale. Upon the terms and conditions herein contained, at the Closing (as hereinafter defined), Seller agrees to sell, transfer, assign and deliver the PRC Shares to Buyer and Buyer agrees to purchase and accept the PRC Shares from Seller, in each case free and clear of all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind, nature and description.

         2.       CONSIDERATION.

         2.1. Purchase Price. In consideration for the sale of the PRC Shares, Buyer shall issue and deliver to Seller an aggregate of 1,176,213 shares of Common Stock, $.01 par value per share, of Buyer ("Buyer's Common Stock").

         3.       CLOSING.

         3.1. Time and Place of Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Buyer at 10:00 a.m., local time, on the fifth business day following the obtaining of the stockholder approval required by Section 8.1(e) of this Agreement, or, if the conditions stated in Article 8 are not satisfied on or prior to the aforesaid date and hour, and neither party terminates this Agreement pursuant to Section 10.1, then at such other date, hour or place as Buyer and Seller shall hereafter agree in writing (the date the closing occurs is herein referred to as the "Closing Date").

         3.2. Deliveries by Seller at Closing. At the Closing, Seller shall deliver to Buyer the following:

(a)      the PRC Shares, duly endorsed for transfer to Buyer;

(b)      the certificate described in Sections 8.1(a) and 8.1(b) hereof;

(c) a good standing certificate confirming that PRC is in good standing under the laws of the Commonwealth of Puerto Rico, certified by the Secretary of the Commonwealth of Puerto Rico, such Certificate to be of a date not more than 10 days prior to the Closing Date;

(d) copies of the Certificate of Incorporation of PRC, including all amendments thereto, certified by the Secretary of the Commonwealth of Puerto Rico as of a date not more than 10, days prior to the Closing Date;

(e) a copy of the By-Laws of PRC, as amended, certified by the Secretary of PRC as of the Closing Date;

(f) unaudited financial statements of PRC as of a date within five business days prior to the Closing Date and for the period from January 1, 1999 through such date (the "1999 Interim Financial Statements"), which financial statements shall be in form and of quality similar to the 1998 Year-End Financial Statements (as defined in Section 4.7) heretofore delivered by Seller to Buyer.

(g) a written certification by Seller stating that PRC's only assets are the Equipment set forth on Exhibit "A" hereto (the "Equipment"), that certain Lease dated July 18, 1991, as amended, between PRC and Buyer (the "Lease") and any payments due under the Lease and that PRC has no liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities due or to become due.

         3.3. Deliveries by Buyer at Closing. At the Closing, Buyer shall deliver the following:

(a)      1,176,213 shares of Buyer's Common Stock;

(b)      the certificate described in Sections 8.2(a) and 8.2(b) hereof;

(c) a good standing certificate confirming the Buyer is in good standing under the laws of the State of Delaware, certified by the Secretary of State of Delaware as of a date not more than 10 days prior to the Closing Date; and

(d) a Certificate of Incumbency as to each officer of Buyer authorized to execute this Agreement and the documents to be delivered pursuant hereto.

         4. REPRESENTATIONS AND WARRANTIES OF SELLER AND PRC. Seller hereby represents and warrants to Buyer as follows:

         4.1. Status. PRC is, and at the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico and it is not required to be qualified to do business in any other jurisdiction in order to conduct its business operations in such jurisdiction. PRC has, and at the Closing will have, the power and authority to conduct all of the activities conducted by it.

         4.2. Capitalization and Stock Ownership. The authorized capital of PRC consists solely of 1,000 shares of Common Stock, $1.00 par value per share, of which all 1,000 shares are, and at the Closing only such shares (which comprise the PRC Shares) will be, issued and outstanding. Seller is, and at the Closing will be, the record and beneficial owner of 100% of the issued and outstanding capital shares of PRC, free and clear of all liens, charges, encumbrances, security interests, obligations or other claims. All of the PRC Shares have been duly authorized and, on the Closing Date will be, validly issued, fully paid and non-assessable, and were offered and sold in accordance with applicable federal and state securities laws or applicable exemptions thereunder. There are no and, at the Closing there will be no, outstanding options, warrants, rights, calls, puts, agreements, commitment, plans, other arrangements or understandings to issue or transfer any PRC Shares or any authorized but unissued shares of the capital stock of PRC or obligating PRC or Seller to grant, extend or enter into any such option, warrant, right, call, put, agreement, commitment, plan, other arrangement or understanding. Neither PRC nor Seller is subject to any agreement limiting, restricting or effecting the rights of PRC or, which would affect or restrict Buyer's rights, with respect to the PRC Shares or other capital stock of PRC, including, without limitation, voting rights, rights to transfer such shares or rights to dividends or other distributions with respect to such shares. PRC has no, and on the Closing Date, will have no, subsidiaries.

         4.3. Authority. Seller has, and at the Closing will have, all necessary corporate power and authority to enter into this Agreement and to perform the obligations to be performed by each of them hereunder. This Agreement is, and at the Closing will be, valid and legally binding upon Seller and PRC, enforceable in accordance with its terms, except only as may be affected by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, (ii) general equitable principles affecting the enforcement of obligations generally, whether at law, in equity or otherwise, and (iii) the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and at the Closing will not, (i) violate any law, or any rule or regulation of any administrative agency or any governmental body, or any order, writ, injunction or decree of any court , administrative agency or governmental body applicable to Seller or PRC, or the Certificate of Incorporation or By-Laws of PRC, as amended, or any indenture, loan agreement, lease, mortgage, franchise, permit, undertaking, contract or other instrument to which Seller or PRC is a party or by which Seller or PRC or any of their assets is bound or (ii) result in the creation of any lien, charge or encumbrance upon the assets of Seller or PRC. PRC is not a party to any agreement, lease mortgage, undertaking or contract other than the Lease.

         4.4. Third Party Consents. Except for consents that may be required from the Secretary of State of Puerto Rico of the change in control of PRC for the continued effectiveness of PRC's tax exemption decree and notice required to the Commissioner of Financial Institutions, no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by Seller or PRC of any of the transactions contemplated hereby.

         4.5. Title to Assets. PRC has, and at the Closing will have, good and marketable title to all of its assets, including, all of the Equipment and to all payments under the Lease and, at the Closing, such assets will be free and clear of all liens, charges, security interests or other encumbrances except liens for current taxes not yet due.

         4.6. Finder's Fees. Neither Seller nor PRC has, and at the Closing Date neither will have, incurred any liability for finder's or brokerage fees or agent's commissions in connection with this Agreement or the transactions contemplated herein.

         4.7. Financial Statements. Buyer has received copies of the unaudited financial statements of PRC as of and for the year ended December 31, 1998 ( the "1998 Year End Financial Statements"). The 1998 Year End Financial Statements are, and 1999 Interim Financial Statements to be delivered to Buyer pursuant to
Section 3.2(f) and 8.1(b) will be, consistent with the books and records of PRC; prepared in accordance with generally accepted accounting principles (except that they do not include footnotes), on a consistent basis throughout the periods indicated; and present fairly the financial position of PRC as of the dates thereof and the results of operations of PRC for the periods indicated.

         4.8. Books and Records. Except with respect to taxes not yet assessed, the underlying books and records of PRC reflect all of the debts, liabilities and obligations of any nature (whether absolute, accrued or otherwise, and whether due or to become due) of PRC. PRC has not given any guarantees of the obligations of any other person or entity.

         4.9. Undisclosed Liabilities. As of the date hereof PRC has, and at the Closing will have, no liabilities of any nature, whether accrued, absolute, contingent or otherwise, for any period prior to such date or arising out of transactions entered into, or any state of facts existing, at or prior to such date, except as reflected on the 1998 Year-End Financial Statements and except for liabilities for taxes which are not yet assessed or accrued. Seller does not know or have reasonable grounds to know of any basis for the assertion against PRC of any liability of any nature or in any amount not fully reflected or reserved against in the financial statements delivered to Buyer or the books and records of PRC.

         4.10. Events Since 1998 Year-End Financial Statements. Since the date of the 1998 Year-End Financial Statements PRC has not, and through the Closing PRC will not, (i)conduct business other than leasing the Equipment pursuant to the Lease; (ii) suffer any material adverse change in the business, condition (financial or otherwise) or in assets or liabilities of PRC; (iii) incur any debts, liabilities or obligations, whether accrued, absolute, contingent or otherwise and whether due or to become due, other than for taxes directly attributable to its ownership of the Equipment and amounts received or due under the Lease, and (iv) become a party to any agreement.

         4.11. Litigation. There is no litigation, action, suit or other proceeding pending or, to the best of Seller's knowledge, threatened against PRC or the assets of PRC or which could adversely affect the transactions contemplated by this Agreement.

         4.12. Taxes. PRC has duly filed, and will duly file for all periods for which returns are due prior to the Closing, all tax reports and returns (federal, state, Puerto Rico and local income, corporate, franchise and other) required by it to be filed. These returns and reports are and will be true and correct in all material respects and all taxes due from PRC have been paid. Copies of all such tax returns have been provided to Buyer. The provision for taxes shown in the 1998 Year End Financial Statements are, and the provision to be shown in the 1999 Interim Financial Statements will be, adequate for taxes due or accrued as of the dates thereof. PRC has not received notice of any tax deficiency outstanding, proposed or assessed against it, nor has it executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against, or to the best knowledge of Seller, threatened against any of the assets of PRC.

         4.13. Compliance with Laws. The business of PRC has been, and through the Closing Date will be, conducted in compliance in all material respects with all laws, federal, state, Puerto Rico or local, and all provisions of all rules and regulations of any federal agency, authority, board, commission, or the like, or any state or local government, or any authority, agency board, commission, or the like having jurisdiction over such business. PRC possesses all material licenses, permits and governmental approvals and authorizations which are required to own its assets and conduct its business as heretofore conducted.

          4.14. Employees. PRC has no, and through the Closing will have no, employees and since the date of its incorporation, PRC has never maintained, sponsored or contributed to any employee benefit plan, including without limitation any incentive, severance, bonus, deferred compensation or similar benefit plans or arrangements. PRC has never been a party to any collective bargaining agreement.

         4.15. Officers and Directors. Seller is, and on the Closing Date will be, the sole director and officer of PRC.

         4.16. Finder's Fees. Neither Seller nor PRC has, and through the Closing neither will have, incurred any liability for finder's or brokerage fees or agent's commissions in connection with this Agreement or the transactions contemplated in this Agreement.

         4.17. Accuracy. The representations, warranties and statements of Seller and PRC contained in this Agreement, or in any certificate delivered by Seller or PRC pursuant to this Agreement, are true and correct in all material respects and do not omit to state a material fact necessary in order to make the representations, warranties or statements contained herein or therein not misleading.

         5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller as follows:

         5.1. Status. Buyer is, and at the Closing will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         5.2. Authority. Buyer has, and at the Closing will have, all necessary corporate power and authority to enter into this Agreement and to perform the obligations to be performed by it hereunder. This Agreement is, and at the Closing will be, valid and legally binding upon Buyer, enforceable in accordance with its terms, except only as may be affected by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally;
(ii) general equitable principles affecting the enforcement of obligations generally, whether at law, in equity or otherwise and (iii) the discretion of the court before which any proceeding therefor may be brought. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not, and at the Closing will not, violate any law, or any rule or regulation of any administrative agency or any governmental body, or any order, writ, injunction or decree of any court, administrative agency or governmental body applicable to Buyer, or the Certificate of Incorporation or By-Laws of Buyer, as amended, or any indenture, loan agreement, lease, mortgage, franchise, permit, undertaking, contract or other instrument to which Buyer is a party or by which Buyer or any of its assets is bound.

         5.3. Third Party Consents. Other than Buyer's compliance with its reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act") and consents under Buyer's loan arrangements with BNY Financial Corp. and Overseas Private Investment Corporation, no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery of this Agreement or the consummation by Buyer of any of the transactions contemplated in this Agreement.

         5.4. Finder's Fees. Buyer has not, and at the Closing Date will not have, incurred any liability for finder's or brokerage fees or agent's commissions in connection with this Agreement or the transactions contemplated in this Agreement.

         5.5. SEC Documents. Buyer has delivered to Seller true and correct copies of Seller's Annual Report on Form 10-K for the year ended June 26, 1998, Quarterly Report on Form 10-Q for the quarter ended September 25, 1998 (together with the reports to be delivered by Buyer to Seller pursuant to Section 6.3, the "SEC

Documents"), each as filed by Buyer with the Securities and Exchange Commission (the "SEC"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of Buyer included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Buyer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         6.       COVENANTS.

         6.1. Pre-Closing Covenants of Seller. During the period from the date hereof to and including the Closing Date, Seller will cause PRC:

         (a) to use its best efforts to (i) maintain its business, carry on its business practices and keep its books of account, records and files in substantially the same manner as heretofore, (ii) preserve its good will, (iii) pay and perform all agreements, contracts and other commitments which are part of its business (including the Lease) in accordance with the terms and provisions thereof, and (iv) comply in all material respects with all laws that may be applicable to the operation of its business;

         (b) not to take any action which would cause or constitute a material breach, or would, if it had been taken immediately prior to the date hereof, have caused or constituted a material breach, of any of the representations and warranties set forth in Article 4 hereof; in the event of, and promptly after the occurrence of, or promptly after becoming aware of the occurrence of, or the impending or threatened occurrence of, any event which would cause or constitute a material breach or would, if it had occurred immediately prior to the date hereof, have caused or constituted a material breach of any of the representations and warranties set forth in said Article 4, to give detailed notice thereof to Buyer; and to use its best efforts to prevent or promptly remedy any such breach;

         (c) to use its best efforts to (i) effectuate the transactions contemplated in this Agreement, (ii) fulfill the conditions to Seller's obligations under this Agreement, and (iii) cause the transactions hereby contemplated in this Agreement to be effectuated in a smooth and orderly manner; and

         (d) upon reasonable notice, give to Buyer and its officers, employees, attorneys, consultants, accountants and other representatives access during normal business hours to all books, contracts, documents and records relating to the business and the assets of PRC, and shall furnish to Buyer such information as Buyer may at any time and from time to time reasonably request with respect to PRC, its business and assets.

         6.2 Stockholders' Meeting. Buyer, acting through its Board of Directors, shall, in accordance with applicable law, use its best efforts to take all steps necessary to duly call and give notice of, convene and hold, a special or annual meeting of its stockholders or to solicit written consents for the purpose of approving the transactions contemplated by this Agreement, including, without limitation, preparing and filing a proxy statement and form of proxy and filing same with the Securities and Exchange Commission. Such meeting shall be held no later than December 31, 1999.

         6.3. Delivery by Buyer of Future SEC Documents. Buyer shall deliver to Seller, promptly following their filing with the SEC, copies of all periodic reports filed by Buyer with the SEC pursuant to Section 13 of the Exchange Act.

         6.4. Further Assurances. Each party shall execute and deliver (and Seller shall prior to Closing cause PRC to execute and deliver) all documents and instruments and do all other acts which may be reasonably requested by the other as necessary or desirable to more effectively carry out the intentions of this Agreement, all without further consideration. After the Closing, each party shall provide to the other, upon request and without charge, such information as either requires (a) to prepare its financial statements, (b) to prepare its tax returns, (c) to perform any other acts reasonably related to the change in control of and responsibility for the business of PRC and the Buyer's purchase of such business, and (d) for any litigation that may be brought by third parties related to the transaction contemplated in this Agreement.

         7.       REGISTRATION RIGHTS

         7.1 Investment Representation. Seller acknowledges that he is Chairman of the Board and a director of Buyer; that, except as set forth in Article 5, neither Buyer nor any persons or parties associated with Buyer has made any representations or warranties of any kind, nature or description relating to the issuance to him of the shares of the Buyer's Common Stock hereunder and is relying solely on an independent investigation by it of Buyer and its prospects; that Seller has received a copy of Buyer's Annual Report on Form 10-K for the year ended June 26, 1998 and Buyer's Quarterly Report on Form 10-Q for the quarter ended September 25, 1998, each as filed with the SEC Commission; and that he has had an opportunity to obtain all such additional information necessary to verify the accuracy of any information set forth in such Reports. Seller represents and warrants that he has such knowledge and experience in financial and business matters sufficient to enable him to evaluate the risks of his investment in the Buyer's Common Stock being issued hereunder; and that he is acquiring the Buyer's Common Stock being issued to him for investment and not for resale or distribution. Certificates evidencing the shares will contain a restrictive legend.

         7.2 Certain Definitions. As used in this Section, the following capitalized terms shall have the following meanings:

                  "Holder" shall mean the holder of any Registrable Securities including Seller or any transferee of Registrable Securities from Seller.

                  "Person" shall mean any individual, partnership, corporation, business trust, joint venture stock company, trust, limited liability company, unincorporated association, joint venture, nation or government, state or other political subdivision thereof (or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government) or other entity of whatever nature.

                  "Registrable Securities" shall mean Buyer's Common Stock issuable pursuant to this Agreement and, in accordance with Rule 416 promulgated under the Securities Act, any additional shares thereof issuable by reason of a stock dividend, stock split or similar transaction; provided that any such securities shall cease to be Registrable Securities (i) upon any sale thereof pursuant to a registration statement or Rule 144 under the

Securities Act or (ii) at such time as they may, in the opinion of counsel to Buyer, be sold by the Holder thereof pursuant to paragraph (k) of Rule 144 under the Securities Act.

                  "Registration  Expenses"  shall mean all expenses  incident to
Buyer's performance of or compliance with the registration requirements set forth in this Section including, without limitation, the following: (i) the fees, disbursements and expenses of Buyer's counsel and accountants in connection with the registration of the Registrable Securities; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, and any amendments and supplements thereto; (iv) all expenses in connection with the registration or qualification of the Registrable Securities under state securities laws in which Buyer is obligated hereunder to register or qualify the Registrable Securities, including the fees and disbursements of counsel to Buyer in connection with such qualification; (v) the filing fees incident to any listing or review of the Registrable Securities or the transactions contemplated by this Agreement with or by any securities exchange upon which the Registrable Securities are listed or with the National Association of Securities Dealers, Inc. and (vi) the fees and disbursements of one counsel, selected by the Holders of a majority of the Registrable Securities, to review the Registration Statement Notwithstanding the foregoing, Registration Expenses shall not include discounts, commissions, brokerage commissions.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

         7.3 Filing of Registration Statements. On up to three (3) occasions in the aggregate, at any time following the issuance of Registrable Securities, the Holders of a majority of the Registrable Securities not then subject to a Registration Statement (as defined below), may demand that Buyer file with the SEC a registration statement under the Securities Act, on Form S-3 or, if not available to Buyer, on another appropriate form, pursuant to Rule 415 under the Securities Act (each a "Registration Statement") to register any (but not less than 50,000 shares) or all theretofore remaining Registrable Securities in order to permit the offer and sale of the Registrable Securities from time to time by such Holders while each Registration Statement is effective and current. Buyer will comply with such demand within ninety (90) days.

         7.4 Continued  Effectiveness  of  Registration  Statements.  Subject to
Section 7.7 below, Buyer shall use its best efforts to have the Registration Statement declared effective as soon as practicable after its filing and keep such registration statement continuously effective until all Registrable Securities included therein cease to be Registrable Securities.

         7.5      Registration Procedures.  Buyer shall:

                  (a) notify each Holder  promptly:  (i) when the  prospectus or any prospectus  supplement or  post-effective  amendment has been filed with the
SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iii) of the receipt by Buyer of any notification with respect to the suspension of the registration or qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue and which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                  (b) cause the prospectus contained in the registration statement to be supplemented by any required prospectus supplement, and cause such supplement or prospectus, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act;

                  (c) upon the occurrence of any event contemplated by Section 7.4(a)(iv) above, prepare a supplement or post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (d) furnish to each Holder, without charge, at all times while Buyer shall be required under the provisions hereof to cause the registration statement to remain current, such number of copies of any prospectus and prospectus supplement as each Holder may reasonably request in order to effect the offering and sale of the Registrable Securities;

                  (e) make reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                  (f) cause all securities covered by the registration statement to be listed on each securities exchange or market on which similar securities issued by Buyer are then listed;

                  (g) take such action as shall be reasonably necessary to register or qualify the Registrable Securities covered by such registration under such blue sky or other state securities laws in the United States for offer and sale as a Holder shall reasonably request; provided, however, that, unless it has already done so, Buyer shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it shall not be then qualified or in which it would be required to file any general consent to service of process, and nothing herein shall be construed as requiring Buyer to register or qualify the Registrable Securities outside the United States; and

                  (h) make generally available to Buyer's security holders as soon as practicable but no later than 16 months following the effective date of the registration statement, in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder, an earnings statement in reasonable detail and covering a period of at least 12 months beginning after the effective date of the registration statement.

         7.6 Registration Expenses. Buyer will pay all of the Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to this Section. Each Holder shall bear all discounts, commissions and brokerage commissions related to the sale or transfer of Registrable Securities, as well as the fees and expenses of counsel and accountants retained by such Holder.

         7.7 Permissible Delays. Notwithstanding anything in this Agreement to the contrary:

                  (a) Buyer  shall be  entitled  to  postpone  the filing of any registration statement otherwise required to be prepared and filed by it or suspend keeping any registration statement or prospectus current and/or effective without suspending such effectiveness by instructing each Holder not to sell any Registrable Securities included in any such registration statement (i) during any period up to 60 days reasonably necessary in order to prepare annual financial statements of Buyer required to be included in the registration statement for the fiscal period then most recently ended, (ii) for a period up to 60 days (but no longer than the reason for non-disclosure continues), if Buyer would be required to disclose in such registration statement any material business situation, transaction or negotiation not otherwise disclosed as to which Buyer's Board has determined, in good faith, that valid, significant and material business reasons exist that warrant that such information not be disclosed, or (iii) during the ten-day period prior to, and during the 90-day period beginning on, the effective date of a registration statement covering an underwritten public offering by Buyer of any Common Stock or any securities of Buyer convertible into or exchangeable or exercisable for Common Stock; and

                  (b) Buyer shall not be obligated to file a registration statement covering a Holder's Registrable Securities unless and until the Holder furnishes to Buyer in writing the information regarding such Holder and the Registrable Securities required to prepare the disclosures required by Sections 507 and 508 of Regulation S-K promulgated under the Securities Act in connection with such registration statement.

         7.8      Indemnification and Contribution.

                  (a) Buyer agrees to indemnify and hold a Holder, and each person who controls such Holder, within the meaning of Section 15 of the Securities Act, harmless against any and all losses, claims, damages and liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any action (the losses, claims, damages, and expenses to which Sections 7.8(a) and 7.8(b) pertain, being, collectively, a "Loss"), insofar as any such Loss shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if Buyer shall have filed with the SEC any amendment thereof or supplement thereof) if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented if Buyer shall have filed with the SEC any amendment thereof or supplement thereof) if used within the period during which Buyer shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (the matters in the foregoing clauses
(i) and (ii) being, collectively, a "Violation"); provided, however, that the indemnification agreement contained in this Section 7.8 shall not apply (A) to a Loss that arises out of or is based upon a Violation made in reliance upon and in conformity with information furnished to Buyer by the Holder specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto, (B) to a Violation made in any preliminary prospectus or the prospectus contained in the registration statement in the form in which the registration statement became effective or in the form filed by Buyer with the SEC pursuant to Rule 424(b) under the Securities Act and the Holder was promptly advised in writing not to use the incorrect preliminary prospectus or prospectus and the Holder, notwithstanding such advice, used it;
(C) to the extent such Loss is based on a failure of the Holder to deliver or to cause the preliminary prospectus or prospectus made available by Buyer to be delivered to the purchaser of the Registrable Securities to the extent delivery is required under the Securities Act; or (D) to amounts paid in settlement of any Loss if such settlement is effected without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

                  (b) The Holder agrees, in the same manner and to the same extent as set forth in Section 7.8(a), to indemnify and hold harmless Buyer and each person, if any, who controls Buyer, within the meaning of Section 15 of the Securities Act, its directors and those officers of Buyer who shall have signed any such registration statement with respect to any Loss arising out of a Violation to which the provisos in Section 7.8(a) apply to the extent, as contemplated by Section 7.8(a), the Holder's actions or inaction caused such Loss.

                  (c) A Person entitled to be indemnified under Sections 7.8(a) or 7.8(b) shall, promptly after receipt of notice of the commencement of any action against such indemnified Person in respect of which indemnity may be sought, notify the indemnifying Person in writing of the commencement thereof. The omission of any indemnified Person so to notify an indemnifying Person of any such action shall not relieve the indemnifying Person from any liability in respect of such action which it may have to such indemnified Person on account of the indemnity provided in Sections 7.8(a) or 7.8(b), as the case may be, except to the extent the indemnifying Person was materially prejudiced by such omission, and in no event shall relieve the indemnifying Person from any other liability which it may have to such indemnified Person. In case any such action shall be brought against any indemnified Person, the indemnifying Person shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying Person, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified Person, and, after notice from the indemnifying Person to such indemnified Person of its election so to assume the defense thereof, the indemnifying Person shall not be liable to such indemnified Person for any legal or other expenses subsequently incurred by such indemnified Person in connection with the defense thereof other than reasonable costs of investigations; provided, however, that an indemnified Person shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying Person if, in the reasonable opinion of counsel retained by the indemnifying Person, the representation by such counsel of the indemnified Person and the indemnifying Person would be inappropriate due to actual or potential differing interests between such indemnified Person and the indemnifying Person. Buyer shall pay reasonable fees for only one separate legal counsel for all Persons it may be obligated to indemnify pursuant to this Agreement, and such legal counsel shall be selected by the indemnified Persons holding a majority in interest of the Registrable Securities included in the registration statement to which the Loss relates. The indemnified Person shall cooperate fully with the indemnifying Person in connection with any negotiation or defense of any such action or claim by the indemnifying Person and shall furnish to the indemnifying Person all information reasonably available to the indemnified Person which relates to the Loss. The Person whose counsel is retained to defend the action or proceeding shall keep the other Persons reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying Person shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying Person shall not unreasonably withhold, delay or condition its consent. No indemnifying Person shall, without the consent of the indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying Person shall be subrogated to all rights of the indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

                  (d) If the indemnification provided for in Sections 7.8(a) and 7.8(b) from the indemnifying Person is unavailable to an indemnified Person in respect of any Loss referred to therein, then the indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying Person and indemnified Persons in connection with the actions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of such indemnifying Person and indemnified

Persons shall be determined by reference to, among other things, whether any action in question, including any Violation has been made by, or relates to information supplied by, such indemnifying Person or indemnified Persons, and their relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Person as a result of the Loss referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Person in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7.8(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 7.8, the indemnifying Persons shall indemnify each indemnified Person to the full extent provided in Section 7.8(a) and 7.8(b) hereof without regard to the relative fault of said indemnifying Person or indemnified Person or any other equitable consideration provided for in this
Section 7.8(d).

         7.9 Report by Holder of Sales. In order to enable Buyer to be in a position to update the registration statement, including the prospectus, from time to time, if required, and remove any unsold shares from the registration statement after the time all Registrable Securities cease to be Registrable Securities, the Holder agrees to notify Buyer in writing as to the number of Registrable Securities sold or otherwise disposed of by the Holder, whether pursuant to the registration statement filed by Buyer pursuant to this Section 7, under Rule 144 (including paragraph (k) thereunder) or otherwise, within fifteen days after the end of each month in which a sale or other disposition of Registrable Securities occurs and promptly following request for such information from Buyer from time to time.

         8.       CONDITIONS PRECEDENT.

         8.1. Conditions Precedent to Buyer's Obligations. The obligations of Buyer under this Agreement, including without limitation, Buyer's obligation to consummate the transactions contemplated hereby, are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a) Representations and Warranties of Seller. The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and Buyer shall have received a certificate signed by Seller to such effect.

(b) Performance of Obligations of Seller. Seller shall have performed all obligations required to be performed by him under this Agreement at or prior to the Closing Date, and Buyer shall have received a certificate signed by Seller to such effect.

(c) No Adverse Change. The Equipment shall not have been adversely affected in any material way, including, without limitation, as a result of any fire, accident or other casualty or act of God or the public enemy, whether insured against or not.

(d) Litigation. No preliminary or permanent injunction or other order by any federal or state court in the United States which prevents the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any person have brought suit to seek such an injunction or order to prevent the consummation of the transactions contemplated by this Agreement.

(e) Buyer's Stockholder Approval. The stockholders of Buyer shall have approved the transactions contemplated in this Agreement by the vote required under the Delaware General Corporation Law to approve an interested director transaction and by vote required in order to fulfill the requirements for the Buyer's listing of all of the Buyer's Common Stock on The Nasdaq Stock Market, Inc.

(f)      Closing Documents.   Buyer  shall  have  received  all  documents to be
         delivered pursuant to Section 3.2  hereof.

(g) Consents. All consents and approvals that Buyer reasonably deems necessary to have obtained prior to the Closing Date in order to consummate the transactions contemplated by this Agreement (including, without limitation, those described in Section 4.4 and 5.3), shall have been obtained.

         8.2. Conditions Precedent to Seller's Obligations. The obligations of Seller under this Agreement, including without limitation, Seller's obligation to consummate the transactions contemplated hereby, are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

(a) Representations and Warranties of Buyer. The representations and warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, and Seller shall have received a certificate signed by an officer of Buyer to such effect.

(b) Performance of Obligations of Buyer. Buyer shall have performed all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Seller shall have received a certificate signed by an officer of Buyer to such effect.

(c) No Adverse Change. There shall be no adverse change in the condition (financial or otherwise), properties, assets or prospects of Buyer and its subsidiaries taken as a whole.

(d) Litigation. No preliminary or permanent injunction or other order by any federal or state court in the United states which prevents the consummation of the transactions contemplated by this Agreement shall be in effect nor shall any person have brought suit to seek such an injunction or order to prevent the consummation of the transactions contemplated by this Agreement.

(e) Buyer's Stockholder Approval. The stockholders of Buyer shall have approved the transactions contemplated in this Agreement by the vote required under the Delaware General Corporation Law to approve an interested director transaction and by vote required in order to fulfill the requirements for the Buyer's listing of all of the Buyer's Common Stock on The Nasdaq Stock Market, Inc.

(f) Closing Documents. Seller shall have received all documents to be delivered pursuant to Section 3.3 hereof.

         9.       INDEMNIFICATION.

         9.1. Survival of Representations. All such representations, warranties and covenants of each party shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by either of the parties to this Agreement.

         9.2. "Losses" Defined. As used in this Agreement, "Losses" shall mean all damages, losses, liabilities, costs and expenses of a party seeking indemnification pursuant to this Agreement (including, without limitation, reasonable attorneys' fees and disbursements charged to or paid by the party seeking indemnification) but excluding any punitive damages awarded against such party seeking indemnification as a result of its own acts or omissions

         9.3. Indemnification by Seller. Seller hereby indemnities and holds harmless Buyer, its directors, officers, employees, agents, successors and assigns, and any person who controls Buyer from and against any and all Losses arising out of or resulting from (i) any and all liabilities and obligations of PRC, other than those reflected on the Closing Date Balance Sheet of PRC to be delivered pursuant to Section 3.2(i) hereof, or otherwise disclosed to Buyer in this Agreement; and (ii) any material breach of any representation or warranty or other agreement of Seller contained in this Agreement or in any certificate delivered by Seller pursuant to this Agreement.

         9.4. Indemnification by Buyer. Buyer hereby indemnities and holds harmless Seller, and his legal representatives, heirs, successors and assigns, from and against all Losses arising out of or resulting from (i) liabilities and obligations of PRC reflected on the Closing Date Balance Sheet of PRC to be delivered pursuant to Section 3.2(i) hereof, or otherwise disclosed to Buyer in this Agreement; (ii) Buyer's operation of PRC's business subsequent to the Closing Date; and (iii) any material breach of any representation or warranty or other agreement of Buyer contained in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement.

         9.5. Claims. For the purposes of this Section 9.4 the party from whom indemnification is sought under this Agreement shall be referred to as the "Indemnitor" and the party who is seeking such indemnification shall be referred to as the "Indemnitee". Should any claim be made by a person not a party to this Agreement with respect to any matter to which the foregoing indemnification provisions relate or should any claim for indemnification otherwise come to the attention of the Indemnitee, the Indemnitee shall promptly give the Indemnitor written notice of such claim, and the Indemnitor shall thereafter defend or settle any such claim, at its sole expense, on its behalf and with counsel of its choosing; provided, however, that the Indemnitee's written consent to any settlement or disposition shall be a requirement thereto, which consent shall not be unreasonably withheld. In such defense or settlement, the Indemnitee shall cooperate and assist the Indemnitor to the maximum extent reasonably possible and the Indemnitee may participate therein at its own expense and with counsel of its own choosing.

         10.      GENERAL.

         10.1.    Termination.  This Agreement may be terminated:

(a)      by the mutual written consent of Buyer and Seller;

(b) by Buyer, in the event that any of the conditions precedent enumerated in Section 8.1 to be performed by Seller have not been satisfied or waived by Buyer at or prior to the Closing, or cured by Seller within seven days following written notice thereto;

(c) by Seller, in the event that any of the conditions precedent enumerated in Section 8.2 to be performed by Buyer have not been satisfied or waived by Seller at or prior to the Closing, or cured by Buyer within seven days following written notice thereof; or

(d)      by Seller,  in the event that the  stockholders of Buyer shall not have
         approved  the  transactions   contemplated  by  this  Agreement  within
         eighteen months after the date hereof.

         In the event of  termination  of this  Agreement  as  provided  in this
Section 10.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of Buyer or Seller, except as
(i) set forth in or pursuant to Article 9, Section 10.3 and Section 10.4 hereof;
(ii) that any termination by a party arising out of a breach of any representation, warranty or covenant contained in this Agreement shall be without prejudice to the rights of the non-breaching party.

         10.2. Effect on Lease. The Lease shall remain in full force and effect, except that no rental payments need be made for periods after December 31, 1998 unless the stockholder approval required under Section 8.1(e) and 8.2(e) shall not be obtained. If such stockholder approval is not to be obtained, Buyer shall make all rental and other payments which it would otherwise have been required to make for the period from January 1, 1999 in a lump sum in cash no later than ten days after the earlier of (i) the date stockholders shall have voted against such approval, (ii) Buyer shall have abandoned any attempt to obtain such stockholders approval or (iii) eighteen months after the date hereof.

         10.3. Fees and Expenses. Buyer and Seller shall each bear its and his own expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement whether or not such transactions shall be consummated.

         10.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

         10.5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally or by nationally-recognized overnight courier or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, in each case, addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

                           If to Buyer:              1385 Akron Street
                                                     Copiague, New York 11726
                              Attention: President

                           If to PRC:                Route 2-Kennedy Avenue
                                                     Guaynabo, Puerto Rico 00657
                              Attention: President

Any notice so addressed shall be deemed to be given (x) three business days after being mailed by first-class, registered or certified mail, return receipt requested, postage prepaid and (y) upon delivery, if transmitted by personal delivery or nationally-recognized overnight courier.

         10.6. Assignment. This Agreement shall not be assigned by either party without the express written consent of the other, and if such assignment is consented to and made it shall be binding upon, and inure to the benefit of, such assignee.

         10.7.  Exhibits; Complete Agreement.

         (a) All Exhibits referred to in and attached to this Agreement are intended to be and are specifically made a part of this Agreement.

         (b) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of either party.


         10.8. Interpretation, Severability and Construction. The headings of the Articles and Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof. In the event that any provision of this Agreement shall finally be determined to be, unlawful by a court or regulatory authority having competent jurisdiction, such provision shall be deemed to be severed from this Agreement; but every other provision of this Agreement shall remain in full force and affect. This Agreement shall be construed in accordance, with, and governed by, the laws of the State of New York, except to the extent the laws of the State of Delaware mandatorily govern a particular provision.


         10.9. Third Parties; Amendment. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement. This Agreement may be amended only by an instrument in writing duly executed by the parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        TII INDUSTRIES, INC.


                                        By:  /s/ Timothy J. Roach
                                             -----------------------------------
                                                 Timothy J. Roach, President


                                             /s/ Alfred J. Roach
                                             -----------------------------------
                                                 Alfred J. Roach, Individually

PROXY                              TII INDUSTRIES, INC.                    PROXY

           Proxy for Special Meeting of Stockholders - April 20, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, TIMOTHY J. ROACH and VIRGINIA M. HALL, or either of them, with full power of substitution, to vote all shares of the capital stock of TII Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Tuesday, April 20, 1999, at 10:30 a.m., New York time, at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR THE PROPOSAL AND WILL BE DEEMED TO GRANT AUTHORITY TO VOTE ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (Continued and to be signed on reverse side)

                              TII INDUSTRIES, INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. |_|

          A vote FOR Proposal 1 and Authority Granted on Item 2 is recommended by the Board of Directors.


1. To approve the Stock Purchase Agreement,      FOR        AGAINST     ABSTAIN
   dated as of December 31, 1998, between the    |_|          |_|         |_|
   Company and Alfred J. Roach.

2. To vote upon such other matters that may   AUTHORITY    AUTHORITY
   properly come before the meeting            GRANTED     WITHHELD
                                                 |_|          |_|







                                             Dated ________  , 1999

                                             Signature(s)______________________

                                             ___________________________________



                                             NOTE:  Please  sign  your  name  or
                                             names  exactly as set forth hereon.
                                             If signing as  attorney,  executor,
                                             administrator, trustee or guardian,
                                             please  indicate  the  capacity  in
                                             which  you  are   acting.   Proxies
                                             executed by corporations  should be
                                             signed by a duly authorized officer
                                             and should bear the corporate seal.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o
                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       -2-